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                                                                   Exhibit 10.32

WHEN RECORDED, MAIL TO:

SACKS TIERNEY P.A.
Attn: Robert G. Kimball, Esq.
2929 North Central Avenue, Suite 1400
Phoenix, Arizona  85012-2742
[Stone Parcel]


                       DEED OF TRUST, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT



TRUSTOR:                   METAL MANAGEMENT REALTY, INC.

                           Mailing Address:

                           7600 Augusta Street
                           River Forest, IL  60305
                           Attn: Gerard M. Jacobs

BENEFICIARY:               H & S BROADWAY, an Arizona general partnership

                           Mailing Address:

                           7330 E. Lakeside Ln.
                           Scottsdale, AZ  85254


TRUSTEE:                   ______________________________

                           Mailing Address:

                           ______________________________
                           ______________________________
                           ______________________________


                  THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT is made this 11th day of April, 1996 between the Trustor, Trustee and Beneficiary named above. For purposes of convenience,
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this instrument is sometimes referred to within the text as "Deed of Trust".


                              W I T N E S S E T H:

                  In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, Trustor irrevocably grants, transfers and assigns to Trustee, IN TRUST, with power of sale, the real property described in Exhibit A, which is attached to and made a part of this Deed of Trust ("Trust Property"), TOGETHER WITH all interest which Trustor now has or may hereafter acquire in and to the Trust Property and the following:

                  (i) All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Trust Property, and all fixtures and building materials now or hereafter owned by Trustor and which are located in, on, or used or intended to be used in connection with the operation of the Trust Property, the buildings, structures or other improvements thereon (including all extensions, additions, improvements, betterments, renewals, and replacements to any of the foregoing).

                  (ii) All of the right, title and interest of Trustor of, in or to the land lying in the bed of any street, road, avenue or right-of-way in front of or adjoining the Trust Property, and in and to any and all easements or appurtenances to the Trust Property and all the estate and rights of Trustor in and to, or benefiting, the Trust Property.

                  (iii) Any awards which are or may become due by reason of the taking by eminent domain of the whole or any part of the Trust Property, or any rights appurtenant thereto, including any award for change of grade of street, or damages awarded for injuries caused by private trespass (Beneficiary, at its option, may apply all or any portion of the awards as additional payment in reduction of the indebtedness secured by this Deed of Trust).

                  (iv) All rents, issues, income, profits, reversions and remainders arising out of or arising from the Trust Property ("Property Income"), subject, however, to the right, power and authority given to Beneficiary to collect and apply the Property Income.

                  (v) All right, title, and interest of Trustor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property, hereafter acquired by or released to Trustor, or constructed, assembled or placed on the Trust Property. All conversions or modifications of the security,


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immediately upon each acquisition, release, construction, assembling, placement or conversion, as the case may be, shall, without any further grant, conveyance, assignment or other act by Trustor, become part of the Trust Property as fully and completely and with the same effect, as though now owned by Trustor, and specifically described in the granting clause (although at any and all times Trustor shall execute and deliver to Trustee any and all further assurances, supplemental deeds of trust, conveyances or assignments as Trustee may reasonably require for the purpose of expressly and specifically conveying and confirming such property to Trustee, in trust, and confirming and perfecting the security interest granted to Beneficiary).

                  (vi) All rights of the Trustor under any construc tion, service, engineering, consulting, architectural and other similar contracts as such may be modified, amended or supplemented from time to time, concerning the decision, construction, management, operation, occupancy, use, and/or disposition of any or all of the Trust Property.

                  (vii) All rights of the Trustor to any payment and performance bond or guarantees and any and all modifications and extensions thereof relating to the Property.

                  (viii) All rights of the Trustor to any governmental permissions, environmental clearances, authority to subdivide the property, rights, licenses and permits as are necessary for the commencement, continuation, completion, occupancy, use and disposition of any and all of the Trust Property.

                  (ix) All rights of the Trustor under any sales contracts and proceeds, escrow agreements and broker's agreements concerning the sale of any or all of the Trust Property.

                  (x) All right, title and interest of Trustor in and to all insurance policies of any type whatsoever, which currently insure, or in the future will insure, the Trust Property and/or any or all of the items described in subparagraphs (i) through (xiv) above, including all proceeds, loss payments and premium refunds which may become payable with respect to such insurance policies.

The Trust Property and all those items described in subparagraphs (i) through
(x) above are referred to herein as the "Collateral."

                  In addition to the security interest created by this Deed of Trust in the Trust Property, Trustor hereby grants to Beneficiary a security interest in all of the Collateral which is comprised of fixtures, personal property and intangibles. This Deed of Trust may be indexed as a fixture filing in counties or jurisdictions where there is no centralized filing.


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                  TO HAVE AND TO HOLD the same to Trustee and the successors, heirs, executors, administrators or assigns of Trustee, forever.

                  TRUSTOR covenants and warrants that Trustor is seized of a good and marketable title in fee simple to the Trust Property, and has good, right and lawful authority to convey the same; and that the title so conveyed is clear, free and unencumbered, excepting only current taxes which are not yet due and payable, patent reservations, easements, and restrictions, conditions and covenants of record.

                  NEVERTHELESS, upon written request of Beneficiary stating that all sums secured have been paid, and upon surrender of this Deed of Trust and the notes or other instruments secured hereby to Trustee for cancellation and retention and upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the Collateral then held hereunder. The recitals in the reconveyance of any matters or facts shall be conclusive proof of their truthfulness. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto". Seven (7) years after issuance of a full reconveyance, Trustee may destroy this Deed of Trust, all evidence of assignments and all other related documents.

ARTICLE 1.        THIS DEED OF TRUST IS GIVEN FOR THE PURPOSE OF
                  SECURING THE FOLLOWING OBLIGATIONS:

                  1.1 The payment of all indebtedness and timely performance of all obligations of Trustor to Beneficiary under that certain indebtedness evidenced by a Promissory Note dated April 11, 1996, made by Trustor and payable to Beneficiary, in the principal amount of FIVE HUNDRED FORTY-SEVEN THOUSAND FIFTY-NINE AND NO/100 DOLLARS ($547,059.00), and any and all extensions, modifications or renewals of the Note (sometimes referred to as "Note").

                  1.2 Payment, with interest, in accordance with the terms of the obligations evidencing the same, of any and all additional loans or advances made by Beneficiary to Trustor and/or the then record owner or owners of all or part of the Collateral, so long as such indebtedness is evidenced by a promissory note(s) reciting that they are secured by this Deed of Trust, and any and all extensions, modifications or renewals thereof.

                  1.3 (a) Performance, payment and observance of each obligation of Trustor contained in this Deed of Trust, including reimbursement to Beneficiary and Trustee for all money that may be advanced as provided herein, and all of Beneficiary's and Trustee's reasonable costs and expenses, including attorneys' fees, incurred or paid on account of any matter arising out of this Deed of Trust or the Collateral, together with interest from the date of


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expenditure at the default rate specified in the Note (the "Default Rate"). Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on the Collateral and immediately due and payable.

                  (b) Without limiting the generality of Section 1.3(a), Trustor's obligation to pay all of Beneficiary's reasonable costs and expenses resulting from action taken pursuant to this Deed of Trust includes the obligation to pay costs and expenses, including attorneys' fees incurred by Beneficiary to take possession of the Collateral, to dispose of the Collateral at a Trustee's sale or other sale in the case of personal property, to prevent waste or any other impairment of the Collateral or to take any action which Beneficiary and/or Trustee deem advisable relating to the Collateral or the property encumbered by this Deed of Trust in any proceeding under the applicable bankruptcy laws of the United States. Such costs, expenses and attorneys' fees constitute an obligation of the Trustor secured by this Deed of Trust, and are payable out of any proceeds from the sale of any of the Collateral.

                  1.4 Payment of all obligations incurred, and all moneys expended or advanced by Beneficiary or Trustee on behalf of Trustor pursuant to any of the terms of this Deed of Trust, including, but not limited to, amounts paid by Beneficiary to enforce the rights of, or to pay the obligations of, Trustor.

ARTICLE 2.        TO PROTECT THE SECURITY OF THIS DEED OF TRUST,
                  TRUSTOR AGREES AND WARRANTS AS FOLLOWS:

                  2.1 Obligations. Trustor shall promptly perform all obligations set forth in this Deed of Trust and shall timely pay all secured indebtedness.

                  2.2 Condition of Collateral. Trustor shall keep the Collateral in the same condition and repair as the Collateral was in at the time of conveyance of the Collateral by Beneficiary to Trustor, ordinary wear and tear excepted, and Trustor shall not partially or completely remove, demolish, or substantially alter any improvements thereon. Trustor shall complete or restore promptly in a good and workmanlike manner any structure on the Trust Property which may be damaged or destroyed, and shall pay when due all claims for labor performed and materials furnished. Trustor shall materially comply with all laws affecting the Collateral or requiring any alterations or improvements to be made. Trustor agrees not to commit or permit waste with respect to any of the Collateral. Except for violations of law relating to Hazardous Materials which occur in the ordinary course of Trustor's business of the operation of a scrap yard, Trustor agrees not to commit, suffer or permit any act upon the Trust Property materially in violation of law, and to do all other acts which, from the character or use of the Collateral, may be reasonably necessary to


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preserve and protect the Collateral and the security hereof, including, but not limited to, making all filings and payments and taking all other necessary actions to preserve the water and mineral rights of the Collateral. The specific enumerations listed in this paragraph do not limit the general obligations of the Trustor to preserve and protect the Trust Property and the Collateral.

                  2.3 Title to Trust Property And Obligation to Defend. Trustor warrants that Trustor is the lawful owner of the Trust Property, in fee simple, and of the other Collateral and that title to the Trust Property and other Collateral is free and clear of all liens and encumbrances except as expressly stated herein. Trustor agrees to protect, preserve and defend Trustor's interest in and title to the Collateral, to appear and defend this Deed of Trust in any action or proceeding affecting or purporting to affect the Collateral, the lien of this Deed of Trust, or any of the security, rights or powers of Trustee or Beneficiary, and Trustor agrees to pay all reasonable costs and expenses of Beneficiary or Trustee, including costs of evidence of title and attorneys' fees, in any action or proceeding in which Beneficiary or Trustee may appear or be named and in any suit brought by Beneficiary to foreclose this Deed of Trust.

                  2.4 Future Encumbrances on the Collateral. Except for taxes and assessments which are to be paid by Trustor as specified herein, Trustor will not in the future create or suffer or permit to be created, subsequent to the date of the execution and delivery of this Deed of Trust, any lien or encumbrance upon the Collateral that is or may become superior to the lien of this Deed of Trust.

                  2.5 Liens or Default on Other Property of Trustor. Trustor warrants that the execution and delivery of this Deed of Trust and the Note, and any other instruments executed and delivered to Beneficiary, and the full and complete performance of their provisions, will not result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan, credit agreement or other instrument to which Trustor is a party or by which Trustor is bound, or result in the creation of any lien, charge or encumbrance (other than those contained in this Deed of Trust or in any instrument delivered by Trustor to Beneficiary) upon any property or assets of Trustor.

                  2.6 Litigation Pending. Trustor warrants that there are no lawsuits pending or threatened against Trustor, or lawsuits instituted by Trustor in which the party defendant has counterclaimed, or threatened to counterclaim, against Trustor, or in the event there is a lawsuit or counterclaim pending or threatened, no lawsuit or counterclaim has or shall have a material adverse effect upon the business or financial condition of Trustor, upon the Collateral, or upon Trustor's interest in the Collateral.


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                  2.7 Taxes, Assessments and Charges.

                           (a) Trustor shall pay and discharge when due all
taxes of every kind and nature, all general and special assessments, adverse claims, charges, liens, permits, inspection fees, license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, any of which charges (i) are imposed upon or assessed against it or all or any part of the Collateral; (ii) impair or may impair the security of the Collateral or this Deed of Trust; (iii) impair or may impair the Property Income; or (iv) arise in respect of the occupancy, use or possession of the Collateral. Upon the request of Beneficiary, Trustor shall promptly deliver to Beneficiary receipts evidencing the payment of all taxes, assessments, levies, fees, rents, other public charges, and all other charges described in this paragraph imposed upon or assessed against it or any part of the Collateral.

                           (b) If Trustor fails to pay any of the taxes,
assessments, adverse claims, encumbrances, liens, premiums of insurance or other charges as provided in this Deed of Trust, Beneficiary may pay, purchase, contest or compromise the same, without obligation to do so and without notice to or demand upon Trustor, and without releasing Trustor from any obligations hereunder, and the amounts so paid, together with interest at the Default Rate shall become a part of the indebtedness secured by this Deed of Trust and a lien on the Collateral immediately due and payable by Trustor.

                           (c) Trustor, in good faith and at its own expense,
may contest any tax or assessment or the validity thereof by appropriate legal proceedings; provided, however, that during any contest Trustor shall first provide security wholly satisfactory to Beneficiary; and provided further, that if, at any time, payment of any obligation imposed on Trustor becomes necessary to prevent the delivery of a tax deed or tax certificate of purchase (or a similar instrument) conveying all or part of the Collateral because of a nonpayment, then Trustor must pay the same in sufficient time to prevent the delivery of a tax deed or tax certificate of purchase (or a similar instrument).

                  2.8 Insurance.

                           (a) Trustor shall keep all buildings, improvements,
fixtures, machinery and equipment now existing or hereafter erected or placed on the Trust Property and all of the other Collateral insured against loss or damage by fire and the risks embraced within the terms "all risk" or "all perils," providing that any loss is payable to Beneficiary in such amount or amounts and with such insurance companies as Beneficiary may reasonably require (but in no event less than the secured indebtedness). Trustor shall also provide public liability and property damage insurance


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protecting Trustor and Beneficiary as named insureds in such amounts as
Beneficiary may reasonably request and, when requested by Beneficiary, business interruption insurance, rent loss insurance, federal flood insurance and insurance against such other hazards or risks in such amount or amounts as may be reasonably required by Beneficiary. All such policies shall be with companies approved by Beneficiary from time to time and shall otherwise be in form and substance satisfactory to Beneficiary. Trustor shall deliver to Beneficiary as additional security the insurance policies just described and any additional insurance policies that may be taken out, together with an endorsement providing for written notice by the insurer to Beneficiary at least ten (10) days before the cancellation of any such policies. Renewals of the policies shall be delivered at least ten (10) days before any insurance expires. If Trustor fails to replace its insurance policies within ten (10) days after being notified that any insurance company is no longer approved by Beneficiary, Beneficiary may (without obligation to do so) procure and substitute for any and all of the insurance procured by Trustor, at Trustor's expense, any other policy or policies of insurance in such amount(s) as Beneficiary may determine is necessary.

                           (b) If all or any part of the Collateral is destroyed
or damaged at any time by fire or any other cause whatsoever, the insurance proceeds collected shall be paid to Beneficiary and may, at the option of Beneficiary, be applied either (i) on account of any indebtedness, whether the same shall then be due or not, in such order as Beneficiary may determine, or
(ii) to the cost of repairing, rebuilding, renewing or restoring the Collateral or of replacing any personal property covered by this Deed of Trust, or, at the sole option of Beneficiary, all or part of the amount collected may be released to Trustor. The application or release of the insurance proceeds shall not cure or waive any default or notice of Trustee's sale or invalidate any act done pursuant to the notice.

                  2.9 Alteration or Construction.

                           (a) Trustor shall not materially improve, demolish,
add to, rehabilitate, remodel, reconfigure or otherwise alter the Collateral without the advance written permission of the Beneficiary (such consent not to be unreasonably withheld). Trustor further covenants and agrees that no material excavation, construction, earth work, site work or any other lienable work shall be done to or for the benefit of the Collateral without Beneficiary's prior written approval, except for normal repair and maintenance in the ordinary course of business. Beneficiary shall have the right to review and approve all plans, specifications and materials to be used in any material alteration of the Collateral. In the event Beneficiary gives such written consent, Trustor agrees to apply for and obtain any material permit which is required by


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any governmental law or ordinance as to any construction, improvement, alteration or addition to be made to the Collateral. Once commenced, all work shall proceed with due diligence, and all construction will be fully in accordance with the plans and specifications approved by Beneficiary and materially in accordance with all laws, ordinances or regulations made or promulgated by any governmental agency or lawful authority and with the rules of the applicable board of fire underwriters. Trustor shall pay when due all claims for work performed or materials furnished, or both, on or in connection with all or any part of the Collateral, and shall pay, discharge or cause to be removed, all mechanic's, artisan's, laborer's and materialman's charges, liens, claims or encumbrances upon the Collateral.

                           (b) Trustor will not in any manner impair or take any
action which threatens to impair the value of the Collateral or the security of Beneficiary for the payment of the secured indebtedness except in the ordinary course of Trustor's business of the operation of a scrap yard. Trustor also agrees not to permit a change of the character or use of the Collateral without the prior written consent of Beneficiary.

                  2.10 Right of Inspection. Upon ten (10) days written notice, Trustor shall permit Beneficiary, or its agents, during normal business hours to enter, pass through or over the Trust Property for the purpose of inspecting the Collateral. If Trustor fails to maintain the Collateral in the manner specified herein, Beneficiary may, at its option, undertake repairs and maintenance, as Beneficiary deems necessary. The cost of any repairs or maintenance undertaken by Beneficiary shall be paid by Trustor, and, if it is necessary for Beneficiary to advance funds for this purpose, such advances, together with interest at the Default Rate shall become part of the debt secured by this Deed of Trust and a lien on the Collateral immediately due and payable by Trustor. The right of Beneficiary to undertake repairs or maintenance shall be optional, and shall in no way limit Beneficiary's right to declare a default under this Deed of Trust because of Trustor's failure to maintain the Collateral in accordance with this Deed of Trust.

                  2.11 Statutes, Rules and Regulations. Trustor shall materially comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Trustor or to all or part of the Collateral, except for violations of law relating to Hazardous Materials which occur in the ordinary course of Trustor's business of the operation of a scrap yard.

                  2.12 Accordance with Law. Trustor warrants that this Deed of Trust, the Note and all other instruments executed and delivered to Beneficiary by or on behalf of Trustor are or were executed in accordance with the requirements of law and are valid


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and binding obligations of Trustor enforceable in accordance with their terms.

                  2.13 Beneficiary's Right to Perform Acts Required of Trustor. If Trustor fails to make any payments or do any acts as provided in this Deed of Trust, then Beneficiary or Trustee, but without obligation to do so and without notice or demand upon Trustor, and without releasing Trustor from its obligations, may make or do the same in the manner and to the extent that either may deem necessary to protect their security. Beneficiary or Trustee is authorized to enter upon the Trust Property for such purposes; to appear and defend in any action or proceeding purporting to affect the security or the rights and powers of Beneficiary and Trustee; to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior to the lien created by this Deed of Trust; and, in exercising those powers, to pay necessary reasonable expenses, employ counsel and pay reasonable attorneys' fees and costs. If Trustee or Beneficiary makes any payments or takes any of the actions provided above, then all amounts paid or incurred, together with interest thereon at the Default Rate, shall become a part of the indebtedness secured by this Deed of Trust and a lien on the Collateral immediately due and payable by Trustor.

                  2.14 Hazardous Waste and Materials.

                           (a) Trustor covenants that it will not place
Hazardous Materials on, under or about the Trust Property after the date Beneficiary transfers the Trust Property to Trustor, except for Hazardous Materials placed on the Trust Property in the ordinary course of Trustor's business of the operation of a scrap yard.

                           (b) "Hazardous Materials" shall include, but not be
limited to, substances defined as "hazardous substances," "hazardous materials," or "toxic substances" or "hazardous wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ET SEQ. and Title 49 of the Arizona Revised Statutes, A.R.S. Section 49-101 ET SEQ., in the rules and regulations adopted pursuant to said laws, and in all other federal, state or local statutes, rules or regulations.

                           (c) Trustor further covenants that it will promptly
notify Beneficiary if Trustor receives knowledge or notice from any governmental agency or lawful authority that Hazardous Materials are located on or beneath or about the Trust Property or on, beneath or about the surface of adjacent parcels of real estate.

                           (d) Subject to that certain Agreement ("Remediation
Agreement") of even date herewith by and between Beneficiary and


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Trustor with regard to certain remediation costs, except for Hazardous Materials present on the Trust Property as of the date of this Deed of Trust, if any, and except for those Hazardous Materials used, generated, stored or disposed of by Trustor on the Trust Property in the ordinary course of Trustor's business in the operation of a scrap yard, Trustor agrees to indemnify and hold Beneficiary and Trustee harmless from and against any and all reasonable costs (including attorneys' fees and court costs) and liability directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials by Trustor, its agents, contractors, subcontractors and materialmen, or any other person or entity.

                           (e) Subject to the Remediation Agreement, except for
Hazardous Materials present on the Trust Property as of the date of this Deed of Trust, if any, and except for those Hazardous Materials used, generated, stored, placed or disposed of by Trustor on the Trust Property in the ordinary course of Trustor's business in the operation of a scrap yard, in the event that Trustor becomes aware of the existence of Hazardous Materials located on or beneath the Trust Property and fails to promptly commence and thereafter diligently pursue an expeditious program (approved by Beneficiary and the appropriate regulatory authorities) of removal of such materials at Trustor's cost and expense, such existence shall constitute a default hereunder.

                           (f) Subject to the Remediation Agreement, except for
Hazardous Materials present on the Trust Property as of the date of this Deed of Trust, if any, and except for those Hazardous Materials used, generated, stored, placed or disposed of by Trustor on the Trust Property in the ordinary course of Trustor's business in the operation of a scrap yard, in the event that Trustor becomes aware of the existence of Hazardous Materials, located on or beneath any property adjacent to the Trust Property, Trustor shall, at its own cost and expense, take such actions as are reasonable under the circumstances to prevent the contamination of the Trust Property from such materials. The failure to take such action shall constitute a default hereunder.

                  2.15 No Transfer or Encumbrance of Trust Property. Trustor shall not, voluntarily or involuntarily, sell, convey, transfer, assign, encumber, lease for more than three (3) years, lease with option to purchase, contract to sell, or in any other way transfer or dispose of the Trust Property, the other Collateral, or any interest therein, or grant a security interest in, assign or attempt to assign all or any of the Property Income from the Trust Property, without first obtaining the prior written consent of Beneficiary (such consent not to be unreasonably withheld). Beneficiary shall not be held to have notice of any impairment or threat of impairment until it receives actual notice;


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recording of any instruments shall not be deemed to give notice to Beneficiary for the purposes of this paragraph.

                  2.16 Due on Sale or Encumbrance.

                           (a) Written Consent of Beneficiary Required. Trustor
agrees not to sell, convey, transfer, whether voluntarily or involuntarily, assign, contract to sell, lease for more than three (3) years or lease with an option to purchase, or in any other way transfer or dispose of all or any part of the Collateral, or any interest therein, and agrees not to encumber or subject the Collateral to any lien, security interest, charge or encumbrance, without the prior written consent of Beneficiary (such consent not to be unreasonably withheld). (The transactions enumerated in this section are meant to be illustrative of the type of transfers requiring Beneficiary's consent; the list is not exclusive or comprehensive.) Trustor also agrees not to permit a change of the character or use of the Collateral without the prior written consent of Beneficiary. Trustor agrees that not more than twenty-five percent (25%) of the voting stock of Trustor may be sold, transferred or assigned without the prior written consent of Beneficiary. Beneficiary shall not be held to have notice of any transfer or encumbrance until it receives actual notice; recording of any instruments shall not be deemed to give notice to Beneficiary for the purpose of this paragraph. If Beneficiary consents to a transfer, it does so without prejudicing its right to raise the rate of interest payable on the secured indebtedness as provided in Section 2.16(c). Consent to one transaction shall not be deemed to be a waiver of Beneficiary's right to require consent to future or successive transactions.

                           (b) Acceleration. If Trustor sells, transfers,
encumbers or enters any other transaction described in Section 2.16(a) without first obtaining Beneficiary's written consent (such consent not to be unreasonably withheld), Beneficiary may, at its option, declare by written notice all indebtedness secured by this Deed of Trust, irrespective of the maturity date of the indebtedness otherwise specified, immediately due and payable. Beneficiary may avail itself of any and all remedies provided in this Deed of Trust, in the Note, in any other instrument delivered by or on behalf of Trustor to Beneficiary, or at law or in equity, in the event of failure to pay the amount due.

                           (c) Increased Interest Rate. Whether or not
Beneficiary consents to a transfer, and notwithstanding its alternative right to declare the entire indebtedness due and payable as described in Section 2.16(b), Beneficiary is granted the right, at its option, to raise the rate of interest payable on the secured indebtedness at the time of, or at any time after, a transfer, as described in Section 2.16(a), occurs, to the extent permitted by law. Trustor acknowledges and agrees that


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Beneficiary's right to raise the rate of interest is given for the express purpose of enabling Beneficiary to realize a market rate of interest on the Note.

                           (d) Transfer Fee. Beneficiary and Trustee are granted
the right to charge a reasonable transfer fee at the time of, or at any time after, a transfer, as described in Section 2.16(a), occurs. The transfer fee will cover costs incurred to reflect the transfer or encumbrance on the records of Beneficiary and/or Trustee. Because it is impossible to accurately calculate the clerical costs incurred as a result of a transfer or encumbrance, the parties agree that the transfer fee will be One Hundred Dollars ($100.00) or one percent (1%) of the balance due on the obligation secured by this Deed of Trust, whichever is greater.

                  2.17 Limitation of Covenants. Notwithstanding the foregoing covenants in Articles 2 and 3, Trustor shall not be obligated to perform the covenants contained in Sections 2.2, 2.7, 2.8, 2.9, 2.10, 2.11, 2.14, 3.2, 3.3
and 3.4 so long as Ellis Metals, Inc., an Arizona corporation ("Ellis Metals") or an affiliate of Beneficiary or Ellis Metals is a tenant of all of the Trust Property.

ARTICLE 3.        TO FURTHER PROTECT THE SECURITY OF THIS DEED OF
                  TRUST, TRUSTOR AGREES AND WARRANTS AS FOLLOWS:

                  3.1 Property Income. Trustor gives to and confers upon Beneficiary the right, power and authority, during the continuance of this Deed of Trust, to collect the Property Income, reserving to Trustor, however, the right to collect and retain the Property Income as it becomes due and payable prior to any default by Trustor in payment of the secured indebtedness or in performance of each and every agreement contained in this Deed of Trust or in any other instrument delivered by or on behalf of Trustor to Beneficiary.

                  3.2 Leases. Trustor agrees to faithfully perform each and every obligation, covenant and agreement (to be performed by lessor) in all leases now existing or hereafter created pertaining to the Trust Property (the "leases"). Trustor agrees, at its sole cost and expense, to enforce performance of all lease requirements to be performed by lessees, and to defend any action or proceeding that seeks adversely to affect the leases or the Trust Property and to pay all reasonable costs and expenses of Beneficiary, including attorneys' fees, in any action or proceeding in which Beneficiary may appear. Unless the prior written permission of Beneficiary is first received (such consent not to be unreasonably withheld), Trustor agrees (a) not to modify, extend, or in any way alter the terms of any of the leases; (b) not to terminate the leases, or accept the surrender thereof; and (c) not to collect the rents in advance, or to waive, excuse or in any manner release or discharge lessees from their obligation to pay the rental called for in the leases. Trustor relinquishes to Beneficiary all of its right, power, and authority to amend, modify, or in any way alter the terms of the leases.

                  3.3 Performance of Trustor's Obligations. Upon the default of Trustor, Beneficiary may perform or discharge any obligation of Trustor under the leases and defend or prosecute any action or proceeding that might affect Trustor's or Beneficiary's rights under any leases. Trustor must reimburse Beneficiary, on demand, for any sums expended as just described plus interest at the Default Rate from the date expended until paid and such sums shall be secured by this Deed of Trust. Upon a default by Trustor, Beneficiary may, at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the secured indebtedness or the solvency of Trustor, enter upon and take possession of and manage all or part of the Trust Property and other Collateral, take possession of books and records, and make, cancel, enforce or modify the leases, obtain and evict tenants and fix or modify rents, and in its own name, sue for, or otherwise collect, the Property Income, including that past due and unpaid, and apply it, less reasonable costs and expenses of operation and collection, including attorneys' fees, to any secured indebtedness in such order and manner as Beneficiary may determine. The entering upon and taking possession of the Trust Property and other Collateral, the collection of the Property Income and the application of it to the secured indebtedness shall not cure or waive any default or notice of default or invalidate any act done by Beneficiary.

                  3.4 Subordination of Leases. Trustor agrees that any and all leases of all or any portion of the Trust Property, whether entered into before or after the execution or recordation of this Deed of Trust, are subordinate to the Trustee's and Beneficiary's respective right, title and interest in the Trust Property. At any time, upon the request of Trustee or Beneficiary, Trustor shall attempt, in good faith, to obtain a written agreement from any lessee under any such lease consenting to and acknowledging such subordination. From and after the date of the execution of this Deed of Trust, Trustor shall enter into no lease of all or any portion of the Trust Property unless the lessee acknowledges the subordination of such lease and such lease requires the lessee to acknowledge the subordinate nature of such lease upon the request of Trustor or of Trustee or Beneficiary.

                  3.5 Community Facilities District. Without obtaining the prior written consent of Beneficiary (such consent not to be unreasonably withheld), Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Trust Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, ET SEQ., as amended from time to time. Trustor shall immediately give notice to Beneficiary of any notification that Trustor may receive from any municipality of any intent or proposal to include all or any part of the Trust Property in a Community Facilities District. Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Trust Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district, all at the sole cost of Beneficiary.

ARTICLE 4.        DEFAULT; REMEDIES:

                  4.1 Events of Default. The happening of any one or more of the following events shall constitute an event of default:

                           (a) The failure to pay any indebtedness or obligation
of Trustor secured by this Deed of Trust, including, but not limited to, payment of all sums due under the Note secured hereby, payment of taxes, insurance premiums, assessments and like payments as and when such payments shall become due and payable, by lapse of time, by declaration, by acceleration or otherwise, or within the period of grace, if any, which is expressly allowed in writing with respect to any particular payment.

                           (b) The failure to timely perform any term, covenant
or condition contained in this Deed of Trust, or the failure to perform any term, covenant or condition within the period of grace, if any, which is expressly allowed in writing with respect to that term.

                           (c) The abandonment of all or any part of the
Collateral.

                           (d) The suffering or permitting of another person,
entity, government or governmental agency to acquire possession of any interest in, or any lien upon, any of the Collateral that is inconsistent with Beneficiary's rights.

                           (e) The occurrence of any default under any other
instrument given by Trustor to secure the secured indebtedness.

                           (f) The seeking of any bankruptcy, arrangement,
reorganization, insolvency proceeding, liquidation or dissolution by or against Trustor; or if Trustor is at any time during the term of this Deed of Trust a partnership, the seeking of any such proceedings by or against a partner (other than a limited partner) of Trustor.

                           (g) The seeking of the appointment of a receiver,
trustee, custodian or other similar official for Trustor or for all or a substantial part of Trustor's property, or if Trustor shall not pay its debts as they become due, shall admit in writing its inability to pay its debts or shall make an assignment for the benefit of creditors.

                           (h) The misrepresentation or failure to disclose a
material fact in any financial or other written representations and disclosures made by Trustor in order to induce Beneficiary to extend credit as evidenced by the Note referred to in this Deed of Trust and other obligations which this Deed of Trust secures.

                           (i) The falsity of any representation or warranty
made by Trustor in the Note, this Deed of Trust, or any other instrument delivered by or on behalf of Trustor to Beneficiary.

                           (j) The default by Trustor under any other lien or
security device placed upon the Collateral or personal property which is the subject of this Deed of Trust or the attachment, levy or other seizure by legal process of all or any portion of the Collateral.

                           (k) The death of Trustor if Trustor is an individual,
the death of any individual who is part of a marital community which is the Trustor, the dissolution of the Trustor if the Trustor is a general or limited partnership or a corporation; provided, however, that in such event Trustor shall have sixty (60) days to obtain new financing for the Collateral.

                  4.2 Remedies. Upon the occurrence of any monetary event of default, Beneficiary must provide Trustor with written notice thereof and permit Trustor twenty (20) days from the date of the notice to cure the default before exercising any of its remedies hereunder. Upon the occurrence of any non-monetary event of default, Beneficiary must provide Trustor with written notice thereof and permit Trustor thirty (30) days from the date of the notice to cure the default before exercising any of its remedies hereunder; or, if such default is not capable of being cured within said thirty (30) day period, Trustor must pursue cure with diligence within said period. Except as expressly set forth herein or as may be required by law, without the necessity of any notice to or demand upon Trustor or any other party having an interest in the Collateral or the giving of an opportunity to cure the event of default Beneficiary may, at its option, do any or all of the following:

                           (a) Acceleration. Beneficiary may declare all secured
indebtedness immediately due and payable.

                           (b) Possession. Beneficiary may enter upon and take
possession of the Collateral or any part thereof, with or without notice, either by its agents, attorneys, employees, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the secured indebtedness or the existence of waste, and Trustor shall upon demand peaceably surrender possession thereof to Beneficiary or the receiver. Beneficiary, in its name and/or in the name of Trustor, may operate and maintain all or any portion of the Collateral to such extent as Beneficiary deems advisable, and Trustor agrees that Beneficiary shall be entitled to do and perform any acts that Beneficiary may deem necessary or proper to conserve the value of the Collateral and to sue for and otherwise collect and receive all Property Income, including past due and unpaid Property Income, as well as Property Income accruing thereafter, and may rent or lease the Collateral or any portion thereof to such person or persons and for such periods of time and on such terms and conditions as Beneficiary in its sole discretion may determine. Beneficiary may apply all the Property Income collected or received by it to the payment of reasonable costs and expenses incurred in the operation of the Trust Property or to protect and preserve the security thereof, and then in the manner hereafter specified in respect of proceeds of sale of the Collateral, or any part or all of such Property Income may be released by Beneficiary to Trustor or any other party entitled thereto at Beneficiary's sole option. The reasonable expenses (including receiver's fees, if any, compensation to any agent appointed by Beneficiary, and counsel fees and costs and disbursements) incurred in taking possession and effecting collection or attempting to take possession and effect collection shall be deemed an expense to be paid by Trustor and secured hereby. Neither the entering upon and taking possession of the Collateral nor the collection of the Property Income or the application or release thereof shall cure or waive any default or notice of sale hereunder or invalidate any act done pursuant to such notice. In dealing with the Collateral or any related personal property as a beneficiary in possession, Beneficiary shall be without any liability, charge, or obligation therefor to Trustor other than for negligence or misconduct, and all net losses, costs, and reasonable expenses incurred shall be deemed advancements to Trustor under this Deed of Trust.

                           (c) Collection of Property Income. Beneficiary may
collect and enforce the payment of all Property Income of all or part of the Collateral, with or without taking possession and without assuming any liability under any tenancy, lease, option or other agreement.

                           (d) No Legal Proceedings Necessary. Beneficiary may
perform any of the foregoing acts with or without bringing any action or proceeding, or through a receiver appointed by a court (which may be appointed without proving waste), and in any case without the necessity of giving or recording any notice of sale and without regard to the solvency of Trustor or the adequacy of security.

                           (e) Foreclosure. Beneficiary may bring an action in
any court of competent jurisdiction to foreclose this Deed of Trust in the same manner as provided by law for the foreclosure of realty mortgages.

                           (f) Sale. Beneficiary may elect to have all or any
portion of the Collateral sold in the manner and at the time(s) and place(s) selected by Beneficiary, as long as the sale(s) is(are) in accordance with law.

                  4.3 Sale of Collateral by Trustee.

                           (a) In the event Beneficiary elects to have the Trust
Property sold under the Trustee's power of sale, Beneficiary shall deliver to Trustee written notice of the breach and the nature thereof, and of its election to cause the Trust Property to be sold by Trustee at one or more sales. Thereafter, Trustee shall sell, after giving proper notice in the manner required by law, the Trust Property at public auction at the time and place fixed by it in the notice of Trustee's sale, to the highest bidder for cash in lawful money of the United States, payable in accordance with law. Trustee may postpone or continue the sale from time to time by giving notice of postponement or continuance in the manner and to such parties as required by law. Trustee shall deliver to the purchaser its deed conveying the property sold, but without any covenant or warranty, express or implied. Any persons, including Trustor, Trustee or Beneficiary, may purchase at the sale. The proceeds of the sale will first be applied to payment of the reasonable expenses of exercising the power of sale, including attorneys' fees and Trustee's fees, and then to satisfaction of the obligations secured by this Deed of Trust.

                           (b) Beneficiary has the right to sell the Collateral
other than the Trust Property subject to this Deed of Trust at, and as a part of, the Trustee's sale of the Trust Property, in which case Part 5 of Article 9 of the Uniform Commercial Code (Arizona Revised Statutes Sections 47-9501 to 47-9507) does not apply. Any sale of the Collateral pursuant to the Trustee's power of sale will be as described in Section 4.3(a).

                           (c) As an alternative to selling the Collateral other
than the Trust Property pursuant to the Trustee's power of sale, Beneficiary may elect to pursue its remedies under the Uniform Commercial Code in effect in Arizona. In this regard, Beneficiary has the right, upon Trustor's default, to take possession of the Collateral other than the Trust Property and to dispose of it in any order, in any manner, and at any time and place, as long as the disposition is commercially reasonable. The proceeds of the disposition will first be applied to payment of the reasonable cost of taking possession and disposing of the other

Collateral, including attorneys' fees, and then to satisfaction of the secured indebtedness.

                           (d) The sale of any part of the Collateral will not
diminish Beneficiary's security interest in the remainder of the Collateral or affect Beneficiary's right, if any, to a deficiency, if a deficiency remains after disposing of all of the Collateral.

                           (e) Trustor's obligation to pay reasonable attorneys'
fees incurred by Beneficiary on account of any matter arising out of this Deed of Trust or the Collateral, is secured by this Deed of Trust. Consequently, Beneficiary's reasonable attorneys' fees are part of the secured indebtedness and will be paid from the proceeds of any sale(s). If Trustor desires to reinstate this Deed of Trust after a sale has been noticed, it must tender sufficient cash to pay in full all sums then due under this Deed of Trust, including reasonable costs and expenses incurred in enforcing the Deed of Trust, reasonable attorneys' fees and reasonable Trustee's fees incurred by Beneficiary to take possession of the Collateral and to process the sale, and payment of the recording fees for cancellation of the notice of sale. Notwithstanding any other provision hereof, the obligation to pay attorneys' fees or Trustee's fees, or to reimburse Beneficiary therefor, shall be subject to any statutory limitation on the amount of such fees.

                  4.4 Rights of Beneficiary. To the extent permitted by law, the rights and remedies provided for in this Deed of Trust, or that Beneficiary may have otherwise, at law or in equity (including, but not limited to, the right to damages by reason of Trustor's failure to keep, observe and perform any of the covenants, conditions or agreements contained in this Deed of Trust), shall be distinct, separate and cumulative, and shall not be deemed to be inconsistent with each other. None of Beneficiary's rights and remedies, whether or not exercised by Trustee or Beneficiary, shall be deemed to be in exclusion of any other, and any two or more or all of its rights and remedies may be exercised at the same time. All rights and remedies shall be cumulative.

                  4.5 Beneficiary as Purchaser. If Beneficiary is a purchaser at any sale of the Collateral, whether made under Trustee's or Beneficiary's power of sale, pursuant to judicial proceedings, or otherwise, Beneficiary shall be entitled to use and apply all or any portion of the secured indebtedness for or in settlement or payment of all or any portion of the purchase price for the property purchased.

                  4.6 Proceeds of Sale. After deducting all reasonable costs, fees and expenses of both Beneficiary and Trustee pertaining to the sale(s), including costs of evidence of title in connection with the sale and attorneys' fees incurred by Beneficiary as well as by Trustee, Trustee shall apply the proceeds of the sale to payment of all indebtedness then secured by this Deed of Trust, including accrued interest, and then to junior lienholders, in the manner provided by law. Trustee waives the right to elect to deposit the balance (if any) of the proceeds of the sale with the county treasurer, as provided in Arizona Revised Statutes Section 33-812, except as to that portion remaining after payment of the reasonable costs and expenses of the sale, including attorneys' fees incurred by Beneficiary and Trustee, payment of the secured indebtedness, and all other obligations provided in this Deed of Trust.

                  4.7 Trustor's Refusal to Surrender After Trustee's Sale. In the event Trustor fails or refuses to surrender possession of the Trust Property after any Trustee's sale, Trustor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive, or in derogation of any other right or remedy available to Beneficiary. Trustor expressly agrees to pay to Beneficiary all reasonable costs or expenses, including attorneys' fees, incurred by Beneficiary as a result of eviction proceedings. The effectiveness of this paragraph shall survive the sale of the Trust Property.

                  4.8 Deficiency Allowed. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgment for any balance due from Trustor pursuant to this Deed of Trust. In this regard, if the proceeds from any sale(s) of the Collateral are insufficient to pay in full the secured indebtedness, reasonable costs and expenses incurred in enforcing this Deed of Trust, including attorneys' fees, Trustee's fees and costs of evidence of title incurred by Beneficiary to exercise its rights and remedies under this Deed of Trust, then Beneficiary is entitled to seek a deficiency judgment in an amount sufficient to pay in full the secured indebtedness and all reasonable attorneys' fees, Trustee's fees, costs, expenses and other obligations incurred in enforcing this Deed of Trust. In addition, Beneficiary is entitled to recover its reasonable costs and attorneys' fees incurred in order to recover a deficiency judgment.

                  4.9 Other Remedies. Every power or remedy given by this instrument to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. Enforceability of any provision of this Deed of Trust shall not affect the enforceability of any other provision. If there exists additional security for the performance of the obligations secured, the holder of the Note(s), at its sole option, and without limiting or affecting any rights or remedies granted in this Deed of Trust, may exercise any of the rights and remedies to which it may be entitled either concurrently with whatever other rights it may have in connection with (or separate from) the other security or in such order as it may determine. At Beneficiary's option, Trustee shall be authorized to take the steps and exercise the rights and remedies explicitly reserved to Beneficiary.

                  4.10 No Offset. No offset or claim that Trustor now has or may in the future have against Beneficiary shall relieve Trustor from paying installments or performing any other obligation secured by this Deed of Trust.

                  4.11 Junior Liens Extinguished. Judicial foreclosure of this Deed of Trust extinguishes all junior liens that do not redeem, as provided by law, following the Sheriff's sale. A Trustee's sale pursuant to this Deed of Trust extinguishes all junior liens and the purchaser takes free of any junior liens.

                  4.12 Notice. Except as provided herein, no notices are due to Trustor other than as expressly set forth in the Note or this Deed of Trust; except nothing herein shall be construed so as to diminish or eliminate any required statutory notices or rights to cure with respect to a trustee's sale or a judicial foreclosure.


                  4.13 Election to Continue or Terminate Leases. Upon a sale of the Trust Property under Sections 4.2 or 4.3 hereof, the purchaser at said sale (whether or not such purchaser is the Beneficiary) may elect to either continue any lease of all or a portion of the Trust Property, in which case such lease shall remain in full force and effect, or to terminate any such lease, in which case such lease shall be of no further force and effect. To continue any such lease, the purchaser shall, after the sale, either (i) direct the lessee to continue to observe the terms and conditions of the lease or (ii) accept any lease payment from lessee for any rental period subsequent to the sale without giving any inconsistent notice or direction to the lessee. By electing to continue any such lease, the purchaser shall be fully subrogated to the Trustor's rights and obligations under and interest in such lease. To terminate any such lease, the purchaser must give notice to the lessee of its election to terminate before accepting any lease payment from lessee for any rental period subsequent to the sale. Upon such notice of the purchaser's election to terminate, the lessee shall become a tenant by sufferance. If the purchaser gives proper notice of its election to terminate, it may nevertheless agree to allow a lessee to remain in possession of and pay rent for the leased premises on terms and conditions other than those of the lease without invalidating the termination. The purchaser's election to terminate (or continue) one or more leases shall not be construed as an election to terminate (or continue, as the case may be) any other leases; the purchaser may elect to treat various leases differently.

ARTICLE 5.        OTHER DUTIES AND RIGHTS OF TRUSTEE:

                  5.1 Compensation and Indemnification of Trustee. Trustee shall be entitled to reasonable compensation for all services rendered or expenses incurred in the administration or execution of the Trusts created by this Deed of Trust and Trustor agrees to pay the same, subject to all statutory limitations. Trustee and Beneficiary shall be indemnified, held harmless and reimbursed by Trustor for any liability, damage or expense, including reasonable attorneys' fees and amounts paid in settlement, that either or both of them may incur or sustain in the execution of this Deed of Trust, or in the doing of any act that either or both of them are required or permitted to do by the terms of this Deed of Trust or by law.

                  5.2 Statement Service Charge. For any statement requested by Trustor regarding the obligations secured, the ownership of the Collateral, the liens on the Collateral, the amount required to reinstate the Deed of Trust or similar matters, Beneficiary or Trustee may charge a reasonable fee, not to exceed the maximum amount permitted by law at the time of the request.

                  5.3 Rights of Trustee Upon Request. At any time or from time to time, upon written request of Beneficiary, without affecting the personal liability of any person for payment of the secured indebtedness, and without affecting the security for the full amounts secured by this Deed of Trust, Trustee may:

                           (a) Release and reconvey all or any part of the Trust
Property or other Collateral;

                           (b) Consent to the making and recording, or either,
of any map or plat of all or part of the Trust Property;

                           (c) Join in granting any easement on the Trust
Property; or

                           (d) Join in or consent to any extension agreement or
any agreement subordinating the lien, encumbrance or charge created by this Deed of Trust.

                  5.4 Successor Trustee. Beneficiary may, in its discretion, appoint a successor trustee in the manner prescribed by law. Trustee may resign by recording a notice of resignation and by mailing or delivering notice of resignation to Beneficiary and to Trustor in the manner prescribed by law. Upon Trustee's resignation, Beneficiary may appoint a successor trustee, which appointment shall constitute a substitution of trustee upon the mailing and recording of written notice by Beneficiary in the manner prescribed by law for the substitution of a trustee of a deed of trust. A successor trustee shall, without conveyance from the predecessor trustee, succeed to all the predecessor's title, estate, rights, powers and duties.

                  5.5 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party of a pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party, unless brought by Trustee.

                  5.6 Costs. Trustor shall pay all reasonable costs, fees and expenses of this Deed of Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any deed of partial release and partial reconveyance or deed of release and full reconveyance. Trustor shall pay all lawful and reasonable charges, costs and expenses, including charges for the preparation of title reports and attorneys' fees incurred by Beneficiary and Trustee, in the event of reinstatement of this Deed of Trust following default in the performance of Trustor's obligations. Notwithstanding any other provision hereof, the foregoing obligations shall be subject to any statutory limitation on the amount of such fees and costs.

ARTICLE 6.        IT IS FURTHER AGREED:

                  6.1 Waiver by Trustor. Trustor expressly waives any right that it may have to direct the order in which any of the Collateral shall be sold in the event of any sale(s) pursuant to the power of sale granted in this Deed of Trust and by law. Trustor waives any requirements of presentment, demands for payment, notices of nonpayment or late payment, protest, notices of protest, notices of dishonor and all other formalities, except as explicitly required by statute. Trustor waives all rights and/or privileges it might otherwise have to require Trustee and/or Beneficiary to proceed against or exhaust the assets encumbered by this Deed of Trust or by any other security document or instrument securing the Note or to proceed against any guarantors of such indebtedness, or to pursue any other remedy available to Beneficiary in any particular manner or order under the legal or equitable doctrines or principles of guaranty and/or suretyship and/or marshalling. Trustor further agrees that, in the event of default, Trustee and/or Beneficiary may proceed against any or all of the assets encumbered by this Deed of Trust or by any other security document or instrument executed with respect to the secured indebtedness in any order and manner that Beneficiary may determine, without releasing its security on the Collateral or any such other assets. Any Trustor that has signed this Deed of Trust as a surety or accommodation party, or that has subjected its property to this Deed of Trust to secure the indebtedness of another party, expressly waives the benefits of the provisions of Arizona Revised Statutes Sections 12-1641, 12-1642, and 33-814 and waives any defense arising by reason of any disability or other defense of Trustor.

                  6.2 Condemnation Proceeds and Damages. Any award of damages in connection with any condemnation of, public use of, or injury to all or part of the Trust Property, or for damages for private trespass or injury to the Trust Property, is assigned and shall be payable to Beneficiary (reserving unto Trustor, however, the right to sue for damages) up to the amount of the indebtedness secured by this Deed of Trust. Beneficiary shall have the right, but not the obligation, to participate in all settlement negotiations, legal actions or similar proceedings in connection with any of the events described above, including the drafting and approval of documents. Upon receipt of the award, less only attorneys' fees and expenses awarded by a court, Beneficiary, at its sole option, may apply the funds received toward the payment of the secured indebtedness of Trustor to Beneficiary, whether or not then due, or release such funds to Trustor.

                  6.3 Successors; Construction. This Deed of Trust applies to, and inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, personal representatives, executors, successors and assigns. The term "Beneficiary" shall mean the owner and holder of the Note (or other secured obligation) whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the neuter gender includes the feminine and masculine, and the singular number includes the plural.

                  6.4 Attorneys' Fees. In the event this Deed of Trust, and the obligations that it secures, are placed in the hands of an attorney for the collection of any sum payable hereunder, and the collection is effected without suit, Trustor agrees to pay all reasonable costs of collection, including attorneys' fees incurred by Beneficiary. In the event suit is instituted, Trustor promises to pay reasonable attorneys' fees as determined by the court (or, if payment is made during pendency of the suit, as incurred by Beneficiary), and any additional costs, disbursements and allowances allowed by law. All fees and costs so incurred shall be secured by this Deed of Trust and collectable out of the Collateral in any manner permitted by law or by this Deed of Trust. If Trustor shall become subject to any case or proceeding under the Bankruptcy Reform Act of 1978, as amended by the Bankruptcy Amendments and Federal Judgeship Act of 1984, as further amended or recodified from time to time (collectively, the "Act"), Trustor shall pay to Beneficiary, upon demand, all reasonable attorneys' fees, costs and expenses which Beneficiary may incur to obtain relief from any provision of the Act which delays or otherwise impairs Beneficiary's exercise of any right or remedy under the Note, this Deed of Trust, or any other document given to Beneficiary by Trustor, or to obtain adequate protection for any of Beneficiary's rights or collateral.

                  6.5 Waiver of Conditions. No delay by Beneficiary in enforcing any covenant or other right shall be deemed a waiver of that or any other covenant or right. No waiver by Beneficiary of any particular provision of this Deed of Trust will be effective unless in writing signed by Beneficiary, and no waiver shall be deemed a waiver of any other provision or continuing waiver of the particular provision. A waiver in one or more instances of any of the terms, covenants, conditions or provisions of this Deed of Trust, or of the obligations secured by this Deed of Trust, shall apply to the particular instance or instances and to the particular time or times only. No waiver shall be deemed a continuing waiver, but all of the terms, covenants, conditions and other provisions of this Deed of Trust and of the obligations secured by this Deed of Trust shall survive and continue to remain in full force and effect.

ARTICLE 7.        MISCELLANEOUS PROVISIONS:

                  7.1 Severability. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust. This Deed of Trust shall be construed as if it had never contained the invalid, illegal or unenforceable provision.

                  7.2 Notices. All notices, demands and requests given or required to be given by either party to the other party shall be in writing and shall be personally delivered or sent by registered or certified mail, except when another form or method of notice is required by statute in which case notice shall be given as required by statute. All notices, demands and requests by the parties shall be deemed to have been properly given and effective for all purposes hereunder when delivered, if personally delivered or at the time the notice, demand or request is deposited in the United States mail, registered or certified, postage prepaid, addressed to the party at the address stated above, or at such other address as the party may, from time to time, designate by written notice.

                  7.3 Governing Law. This Deed of Trust shall be deemed to have been made and executed in the State of Arizona. The validity, construction and enforcement of the obligations secured shall be governed by the laws of the State of Arizona.

                  7.4 Irrevocability. The trusts created by this Deed of Trust are irrevocable by Trustor.


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
                  7.5 Amendment to Deed of Trust. This Deed of Trust cannot be changed except by agreement, in writing, signed by Trustor and Beneficiary.

                  7.6 Notice of Sale to Trustor. The undersigned Trustor requests that a copy of any notice of sale be mailed to it at its mailing address, as set forth above.

                  7.7 Survival. Trustor agrees that all agreements made hereunder shall survive until the termination and release of this Deed of Trust, unless otherwise set forth herein.

                  7.8 Usury Prohibited. If, from any circumstances whatever, payment or performance of any provision of this Deed of Trust or of any secured obligations, at the time performance of the provision shall be due, shall require a payment in excess of that permitted by any applicable law, the obligations to be paid or performed shall be reduced to the limit allowed by law, so that in no event shall any exaction be possible under this Deed of Trust, or any obligations or other agreement given in connection with it, that is in excess of any limitation of law. By acceptance of this Deed of Trust, Beneficiary expressly waives the right to demand any excess. The provisions of this paragraph shall control every other provision of the Note, this Deed of Trust and any other instrument given by or on behalf of Trustor to Beneficiary as security for the obligations of Trustor.

                  7.9 Time is of the Essence. Time is of the essence of this Deed of Trust. By accepting payment of any sums secured by this Deed of Trust (or the performance of any of Trustor's other obligations) after its due date, Beneficiary shall not be deemed to have waived its right either to require prompt payment when due of all other sums secured, and prompt performance of Trustor's obligations; or to declare default for failure to timely pay or perform.

                  7.10 Modification of Terms of Payment. Without affecting the obligation of Trustor to pay and perform as required under this Deed of Trust, without affecting the personal liability of any person for payment of the secured indebtedness, and without affecting the lien or priority of the lien of this Deed of Trust on the Collateral, Beneficiary may, at its option, extend the time for payment of all or part of the indebtedness, reduce the payments thereon, give partial releases of any parts of the Collateral from the lien, terms and provisions of this Deed of Trust, release any person liable on any of the indebtedness, accept a renewal note, modify the terms of the indebtedness, take or release other or additional security, or join in any extension or subordination agreement, or direct Trustee to release from this Deed of Trust any part of the Collateral. Any such action by Beneficiary or by Trustee at Beneficiary's direction may be taken without the consent


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
of any junior lienholder, and shall not affect the priority (which shall be unimpaired) of this Deed of Trust over any junior lien.

                  7.11 Multiple Party Beneficiary. If Beneficiary hereto is at any time more than one person or entity, all such persons shall jointly arrange among themselves for the appointment of one person or entity to receive all notices on behalf of such persons and entities, to execute any and all documents, consents and instruments required to be executed by Beneficiary under the terms of the Note or this Deed of Trust and to take any and all action required or permitted to the holder of the Note.


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
ARTICLE 8. TRUSTOR ACTIONS: Notwithstanding any other provision of this Deed of Trust, without Beneficiary's consent, Trustor shall have the right to: (1) take any action necessary for Hazardous Materials remediation of the Trust Property;
(2) modify the Trust Property for any tenant subsequent to Ellis Metals; and (3) re-lease the Trust Property to any tenant subsequent to Ellis Metals; and any action by Ellis Metals regarding the Trust Property will not be deemed a default by Trustor of any provision of this Deed of Trust.

                  IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust, Assignment of Rents and Security Agreement effective the date first above written.

                                  TRUSTOR:


                                  METAL MANAGEMENT REALTY, INC., an Arizona corporation


                                  By: /s/ METAL MANAGEMENT REALTY, INC.
                                      ------------------------------------
                                  Its:
                                       -----------------------------------

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
STATE OF ARIZONA                            )
                                            )
County of Maricopa                          )

                  The foregoing instrument was signed and acknowledged before me this 11th day of April, 1996, by ___________________, the ______________________
of METAL MANAGEMENT REALTY, INC., an Arizona corporation, on behalf of the corporation.



                                            ___________________________________
                                            Notary Public

My Commission Expires:
______________________

EXHIBIT A - LEGAL DESCRIPTION


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